UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2009

VSB Bancorp, Inc.

(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128

(State or other jurisdiction	Commission File	IRS Employer Identification
of incorporation)	Number	No.

4142 Hylan Boulevard, Staten Island, New York 10308

Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

ITEM 7.01 REGULATION FD DISCLOSURE

          Beginning On October 5, 2009, the interview conducted by the Wall Street Transcript with Ralph M. Branca, President CEO of VSB Bancorp, Inc. (the “Company”), is available online at www.twst.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d.	Exhibits – Text of the interview available online at www.twst.com, beginning October 5, 2009, is annexed as Exhibit 99.1.

          For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2009

VSB Bancorp, Inc.

By:	/s/ Raffaele M, Branca

Raffaele M. Branca
President, CEO and Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1

The text of the interview conducted by the Wall Street Transcript with Ralph M. Branca, President CEO of VSB Bancorp, Inc. (the “Company”), that is available online at www.twst.com beginning October 5, 2009.